EXHIBIT 10.26
                      FORM OF REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT, dated as of July 11, 1996, between TS INVESTMENTS, INC., a Delaware corporation ("TS"), and GROUP LONG DISTANCE, Inc., a Florida corporation (the "Company").

      For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means common stock, without par value of the Company.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "HOLDER" means the Purchaser and any assignee or transferee of the Purchaser of any Registrable Securities unless such Registrable Security is acquired in a public distribution pursuant to a Registration Statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

         "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "PURCHASER" means TS.

         "REGISTRABLE SECURITIES" means the Shares of Common Stock issuable to TS upon the exercise of its

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rights under the Warrant and any of such shares of Common Stock (x) by way of stock split, stock dividend or other distribution, (y) in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or (z) in any other way. Any Registrable Security will cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the Commission and it has been disposed of or purchased, as the case may be, pursuant to such effective Registration Statement, (ii) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it may be sold pursuant to Rule 144(k) under the Securities Act or (iii) it has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend and it may be resold without subsequent registration under the Securities Act.

         "REGISTRATION EXPENSES" has the meaning set forth in Section 6.

         "REGISTRATION STATEMENT" means any registration statement of the Company, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement, which relates to Registrable Securities.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLING HOLDER" means a Holder who is selling Registrable Securities pursuant to a Registration Statement.

         "SHELF REGISTRATION" means the shelf registration statement filed by the Company in accordance with Section 2(a)(i) hereof.

         "UNDERWRITER" means a securities dealer that purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

         "WARRANT" means the Warrant made by the Company on July 11, 1996 and issued to Purchaser to acquire up to 300,000 shares of Common Stock at a price of $5.75 per share.

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2. SHELF REGISTRATIONS

  (a) (i) Upon the request of Holder and sixty days prior written notice to the Company, the Company shall file a "shelf" registration statement with respect to the Registrable Securities on an appropriate form pursuant to Rule 415 (or any similar provision that may be adopted by the Commission) under the Securities Act (the "Shelf Registration").

      (ii) The Company agrees to use its best efforts to have the Shelf Registration declared effective as soon as practicable after the filing date and to keep the Shelf Registration continuously effective until the earlier of the
(i) third anniversary of the effective date of the registration statement and
(ii) the first date there shall be no remaining Registrable Securities (including by reason of the fact that all Registrable Securities may be sold pursuant to Rule 144(k) under the Securities Act). The Company will pay all Registration Expenses in connection with the Shelf Registration, whether or not it becomes effective. The Company will make generally available to its security holders, as soon as reasonably practicable after the end of the fourth fiscal quarter following the fiscal quarter that includes such effective date, an earnings statement covering a period of at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act.

   (b) SELECTION OF UNDERWRITERS. If at any time or from time to time Holder desires to sell Registrable Securities in an underwritten offering (other than pursuant to Section 3 hereof), the investment banker or investment bankers and manager or managers that will administer the offering will be selected by Holder.

3. DEMAND AND PIGGY-BACK REGISTRATIONS

   (a) (i) PIGGY-BACK REGISTRATIONS. If at any time on or after the date hereof, the Company proposes to file a registration statement under the Securities Act with respect to an offering of shares of its Common Stock, whether or not for sale for its own account (other than a registration statement on Form S-4 or S-8, or any substitute form that may be adopted by the Commission or a registration filed in connection with an exchange offer of securities solely to the Company's existing security holders), the Company shall give written notice of such proposed filing to Holder as soon as practicable (but in


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no event less than 30 days before the anticipated filing date), and Holder shall have the right, exercisable by notice to the Company to be given by Holder within 30 days after the giving of such notice by the Company, to have included within the coverage of the registration statement such amount of Registrable Securities as Holder may request, subject to Section 3(a)(ii) below.

            (ii) The Company shall use reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of the Company or of other security holders to be included therein. If, notwithstanding the reasonable efforts of the Company, the managing Underwriter or Underwriters of such offering deliver a written opinion to Holder that, due to the size of the offering that Holder, the Company and such other persons intend to make, the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then the amount of securities to be offered for the account of Holder shall be reduced PRO RATA (according to the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriters; PROVIDED that this sentence and the reduction in the shares to be sold by Holder will not apply to the first underwritten public offering after the date hereof, in which offering Holder shall be permitted to participate to the fullest extent that it requests.

            (b) DEMAND REGISTRATION. (i) MAKING A DEMAND. Unless Holder shall have given notice to effect a registration pursuant to Section 2(a) and such registration shall have become effective and shall remain effective, whenever Holder shall make a written request to the Company to register under the Securities Act any Registrable Securities now owned or hereafter acquired by it, the Company shall thereupon promptly use its best efforts to register the Registrable Securities of Holder under the Securities Act; PROVIDED that the Company shall not be required to effect more than three registrations pursuant to this Section 3(b) and not more than one that becomes effective within a 12 consecutive month period nor shall it be required to effect a registration pursuant to this of this Section 3(b) at any time during which the

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Company in good faith believes that it would not be in its best interest to effect such a registration at such time (provided that the Company may not delay such registration beyond thirty (30) days) due to the disclosure that would be required upon such a registration relating to certain matters as to which the Company at such time has a substantial need for confidentiality; and PROVIDED FURTHER, that if within sixty (60) days after receipt of the initial request pursuant to this Section 3(b), the Company shall elect to include in such registration shares for its own account, then the Company shall notify Holder that the Company has elected to effect a registration pursuant to this Section 3(a) and shall thereafter diligently proceed to do so, including therein the Registrable Securities, but subject to the limitations set forth in such paragraph (a), it being understood that such registration shall not be deemed to be a registration under this Section 3(b) for purposes of the immediately preceding clause limiting the number of such registration. The Company shall keep any registration statement filed pursuant to this Section 2(b) continuously effective for at least 120 days (or until such earlier date as all Registrable Securities registered thereby have been sold).

            (ii) REGISTRATION STATEMENT FORM. The Company may, if permitted by law, effect any registration requested under this paragraph (b) by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement).

            (iii) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this paragraph (b) involves an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by Holder and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriter or underwriters.

4. HOLD-BACK AGREEMENTS

            (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE
SECURITIES. Holder, if requested by the managing Underwriters in an underwritten offering of Common Stock of the Company in which Holder is participating, agrees not to effect any public sale or distribution of the Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten offering), during the 10-day period prior to, and during a period of up to 90 days

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beginning on, the closing date of such underwritten offering, to the extent timely notified in writing by the Company or the managing Underwriters.

            (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. The Company agrees:

                (1) not to effect any public or private sale or distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during a period of up to 90 days beginning on, the closing date of each underwritten offering made pursuant to a Registration Statement filed under Section 2 or Section 3, to the extent timely requested in writing by the managing Underwriters (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Forms), and

                (2) if reasonably requested by Holder or the managing
            Underwriters in connection with an underwritten offering of Common Stock of the Company, to use reasonable efforts to cause each holder of privately placed equity securities issued by the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if permitted).

5. REGISTRATION PROCEDURES

                In connection with the Company's obligations to file a Registration Statement pursuant to Sections 2 or 3 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities covered thereby in accordance with the intended method of disposition thereof, and in connection therewith the Company will as expeditiously as possible:

                (a) before filing the Registration Statement or Prospectus or any amendments or supplements thereto, furnish to Holder and the Underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Selling Holders and Underwriters, and the Company

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            will not file the Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Holder or the Underwriters, if any, shall reasonably object;

                (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Holder or any Underwriter of Registrable Securities, and as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder (including the rules for shelf registration), or as may otherwise be necessary to keep the Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                (c) notify Holder and the managing Underwriters, if any,
            promptly, and (if requested by any such Person) confirm such advice in writing,

                    (1) when the Prospectus or any Prospectus supplement or
                post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                    (2) of any request by the Commission for amendments or
                supplements to the Registration Statement or the Prospectus or for additional information,

                    (3) of the issuance by the Commission of any stop order
                suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                    (4) prior to the closing of an underwritten offering if at any time the

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                representations and warranties of the Company contemplated by paragraph (m) below, cease to be true and correct,

                    (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                    (6) of the existence of any fact that results in the
                Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus) not misleading;

                (d) make all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                (e) if requested by the managing Underwriter or Underwriters or
            Holder, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing Underwriters and Holder agree should be included therein relating to the plan of distribution with respect to such Registrable Securities or change thereof, including, without limitation, information with respect to the amount of Registrable Securities being sold to such Underwriters, the purchase price being paid therefor by such Underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                (f) furnish to Holder and each Selling Holder and each managing
            Underwriter (if any), without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto,

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            including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                (g) deliver to each Selling Holder and the Underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the Selling Holders and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto in the manner contemplated by the Prospectus or any such amendment or supplement;

                (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with Holder, the Selling Holders, the Underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as Holder or any Underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                (i) cooperate with the Selling Holders and the managing
            Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be registered in such names as the managing Underwriters, if any, may request at least two business days prior to any sale of Registrable Securities to the Underwriters;

                (j) if any fact contemplated by paragraph (c)(6) above shall exist, prepare a supplement or post-effective amendment to the Registration

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            Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                (k) cause all Registrable Securities covered by the Registration
            Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if reported by Holder or the managing Underwriters, if any;

                (l) not later than the effective date of the Registration
            Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities that are in a form eligible for deposit with Depositary Trust Company;

                (m) in the case of an underwritten offering, enter into an underwriting agreement with the Underwriters containing such representations, warranties, covenants and indemnities as are customary for underwritten offerings effected for the accounts of selling security holders; obtain such opinions, certificates and letters in connection therewith as may be reasonably requested by such Underwriters; and deliver such other documents and certificates as Holder or such Underwriters may reasonably request in connection with such offering;

                (n) make available for inspection by Holder, any Underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by the Selling Holders or an Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by Holder or such Underwriter, attorney or accountant in connection with the registration;

                (o) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC,

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            and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (l) commencing at the end of any fiscal quarter in which Registrable Securities are sold to Underwriters in an underwritten offering, or, if not sold to Underwriters in such an offering, (2) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods; and

                (p) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

                The Company will cooperate with and assist Selling Holders in effecting the sale of the Registrable Securities. In the case of an underwritten offering of the Registrable Securities that does not include any securities to be sold by or on behalf of the Company, the Company and its officers will, upon the reasonable request of Holder, participate directly in the marketing and sale of the Registrable Securities (including personal appearances at meetings with potential purchasers of the Registrable Securities) to the extent that the Company and its officers would participate in the marketing and sale of Common Stock for its own account in an underwritten offering of comparable size.

                The Company may require each Selling Holder to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                Each Selling Holder agrees by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c) hereof (other than 5(c)(1) hereof), such Selling Holder will forthwith discontinue disposition of Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or

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until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the Company, Holder and each such Selling Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Holders' or such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the time period mentioned in Section 2(a)(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Holders' Representative and each Selling Holder either receives the copies of the supplemented or amended prospectus contemplated by Section 5(j) hereof or is advised in writing by the Company that the use of the Prospectus may be resumed.

                Each Selling Holder agrees by acquisition of the Registrable Securities to cooperate with the Company in all reasonable respects in connection with the preparation and filing of Registration Statements hereunder in which such Registrable Securities are included or expected to be included.

6. REGISTRATION EXPENSES

                (a) All expenses ("Registration Expenses") incident to the Company's performance of or compliance with this Agreement will be paid by the Company, regardless whether the Registration Statement becomes effective, including without limitation:

                    (1) all registration and filing fees (including with respect to filings required to be made with the Nasdaq National Market or NASD);

                    (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the Underwriters or Selling Holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing Underwriters or Holders' Representative may designate);

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                    (3) printing (including expenses of printing certificates
                for the Registrable Securities and of printing prospectuses), messenger, telephone and delivery expenses;

                    (4) fees and disbursements of counsel for the Company;

                    (5) fees and disbursements of all independent certified
                public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                    (6) fees and expenses of other Persons retained by the
                Company; and

                    (7) fees and expenses associated with any NASD filing
                required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD (all such expenses being herein called "Registration Expenses").

                The Company will not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.

                The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and the fees and expenses of any Person, including special experts, retained by the Company.

                (b) In connection with each Registration Statement required hereunder, the Company will reimburse the Selling Holders for the reasonable fees and disbursements of not more than one law firm chosen by Holders.

7. INDEMNIFICATION

                (a) INDEMNIFICATION BY COMPANY. The Company shall indemnify and hold harmless Holder, its officers,

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directors, employees and Agents and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder expressly for use therein; PROVIDED, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have completely corrected such untrue statement or omission; and PROVIDED, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such Holder. This indemnity will be in addition to any liability that the Company may otherwise have. The Company will also indemnify Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and

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directors and each Person who controls such Persons (within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders; PROVIDED, HOWEVER, if such Underwriters, selling brokers, dealer managers or similar securities industry professionals require or agree to indemnification provisions different from those set forth herein, but standard in the industry, the Company agrees to provide them such indemnification rather than the indemnification provided for herein.

     If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding and has failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel reasonably satisfactory to the Company that there may be one or more legal defenses available to such Indemnified Holder which are different from or additional to those available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in

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writing by such Indemnified Holders). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

            (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. Each Holder agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a Holder, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            The Company shall be entitled to receive indemnities from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement or any amendment or supplement thereto, or any preliminary prospectus.

            (c) CONTRIBUTION. If the indemnification provided for in this
Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

            The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(c), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder, or its affiliated Indemnified Holder, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. RULE 144
                                      -17-

            The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

            No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10. MISCELLANEOUS

            (a) REMEDIES. Each Holder in addition to being entitled to exercise all rights provided herein, and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement and for so long as it has an obligation to maintain a Shelf Registration pursuant to Section 2(a) or for the period during which Holder is entitled to make a demand pursuant to Section 3(b), enter into any agreement with respect to its securities that is inconsistent with the rights granted to Holder in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

            (c) ACTIONS AFFECTING REGISTRABLE SECURITIES. The Company agrees to use its best efforts to cause all Registrable Securities to be listed on the Nasdaq National Market System or any other exchange on which shares of the same security are then traded.

            (d) AMENDMENTS AND WAIVERS. The provisions of this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holder.

            (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or air courier service.

                (i) if to a Holder, at the most current address given by such
            Holder to the Company in accordance with this Section 10(e), which address initially is:

                     Tel-Save, Inc.
                     6805 Route 202
                     New Hope, PA  18939
                     Telephone Number:  (215) 862-1500
                     Facsimile Number:  (215) 862-1515
                     Attention:  General Counsel

                (ii) if to the Company, at

                     Group Long Distance, Inc.
                     1451 West Cypress Creek Road
                     Suite 200
                     Fort Lauderdale, FL  33309
                     Telephone Number:  (954) 771-9696
                     Telefax Number:  (954) 771-9910

and thereafter at such other address, notice of which is given in accordance with this Section 10(e).

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; 10 business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the date of delivery, if delivered by an air courier.

            (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

            (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of choice of law.

            (j) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (m) THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and Holder (and any affiliates of Holder) and their respective successors and assigns, and is not for the benefit of nor may any provision hereof be enforced by, any other Person.

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       TEL-SAVE, INC.

                                       By:-------------------------------------
                                       Name:
                                       Title:

                                       GROUP LONG DISTANCE, INC.

                                       By:-------------------------------------
                                       Name:
                                       Title: